UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2017

American Trust Allegiance Fund

April 2017

Dear Fellow Shareholders,

The last year has seen many changes, ranging from the election of President Donald Trump to the U.K.’s vote to exit the European Union to new highs in the world stock markets.  Even with continued uncertainty to both economic and fiscal policy, stock market volatility has remained subdued, and managing risk remains our most important task in this market environment.  Sensitivity to valuation levels is key, and involves exiting holdings that have become expensive and making opportunistic purchases of quality companies selling at distressed prices.

During this year of economic and political change, the American Trust Allegiance Fund has remained focused on quality companies bought at reasonable prices that we believe, in turn, should lead to solid long-term performance.  The Portfolio Manager’s Q&A section of this Annual Report discusses the Fund’s long-term approach in some detail.

For the fiscal year ended February 28, 2017, the Fund delivered a total return of 20.90%.  This compares to the 24.98% return recorded by the S&P 500® Index (“S&P 500”).  This underperformance relative to the S&P 500 is attributable to the following:

1)
Our investments in Consumer Discretionary stocks were mixed as we saw strength in Comcast Corp. but were disappointed in Burberry Group Plc and Hanesbrands Inc. which we have since sold.  The Fund also lagged a bit in both the Industrials and Materials sectors.  On the positive side, the Fund’s high exposure to the Technology sector, comprising around 32% of the Fund vs. a 21% weighting for the S&P 500, provided a boost to performance, especially through our stakes in Lam Research Corp. and Applied Materials Inc.

2)
As the broader U.S. stock market posted strong gains, international stocks also performed well – but to varying degrees.  The MSCI EAFE* and EEM* indices, which respectively track international stocks from developed and emerging countries, posted gains of 15.75% and 29.46% for the 12 months ended February 2017.  The Fund invests both directly and indirectly in companies which have a large presence in international markets, including emerging market countries, which impacted performance relative to the S&P 500 even as it reduced risk through broader diversification.

3)
Our GARP (Growth At a Reasonable Price) investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, did fare well over the last three months of the fiscal year, as the Fund returned 9.78% vs. the S&P 500 return of 8.04% from strength in technology, financials and consumer staples.

American Trust Allegiance Fund

Overall, we were pleased with the performance of the Allegiance Fund, but still somewhat disappointed at underperforming the S&P 500 last year.  We remain confident in the companies in which we are invested in the Fund – and in the value we believe is inherent in their shares.  In this year’s Annual Report, we invite you to share our confidence in these companies and their prospects through an “under the hood” look at the portfolio and the investment process.

Our invitation has three parts:  a) a statistical ‘snapshot’ of selected value and growth measures for the portfolio, the significance of which we will explain; b) an extended Question & Answer dialogue with the co-portfolio managers of the Fund which will give you a perspective on both the big picture investment opportunities in which we are investing as well as the security analysis which underpins our stock selections; and lastly, c) we welcome your questions on any and all stocks in the portfolio via email or through a telephone conversation.

The last part of our invitation is unusual, but is a hallmark of our firm and its philosophy.  Very few fund managers invite shareholders to call them directly, but we do!  As you read through the following sections of this report – the Fund Snapshot and the Portfolio Manager Q&A, please do call us if you have questions.  We always stand ready to talk about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the results of our investing activities over the course of 2017 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan

*	•
MSCI Europe, Australasia, and Far East Index is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 22 developed market country indices excluding the U.S. and Canada. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

•
The MSCI Emerging Markets Index is an unmanaged market capitalization-weighted and free-float adjusted equity index comprising 21 emerging market country indices excluding the U.S. and Canada. The index data used is net of foreign tax withholding but assumes reinvestment of net dividends.

American Trust Allegiance Fund

Paul Collins is President of American Trust Investment Advisors (ATIA), the Advisor to the American Trust Allegiance Fund. He co-founded American Trust Company, the predecessor business to ATIA, in 1991. Mr. Collins worked in the Investment Division of The First Church of Christ, Scientist, Boston, Massachusetts for eight years. He then joined State Street Bank as a Senior Trust Officer. He also served on State Street’s Investment Policy Committee. Besides managing over three hundred trusts, Mr. Collins also managed the investments of four of State Street’s common trust funds. He graduated from Ohio Wesleyan University with a major in Economics.

Carey Callaghan is Chief Investment Officer at American Trust Investment Advisors. He was previously with Goldman Sachs for eleven years and Lehman Brothers for eight years. He graduated from Dartmouth College in 1983 with a major in economics and environmental studies and received an M.B.A. in 1988 from Columbia. He served as both a research analyst and Research Director while on Wall Street, and covered numerous industries.

FUND STATISTICAL SNAPSHOT

While the investing world is classically divided between “growth” and “value” in terms of investment style, we have a GARP (Growth At a Reasonable Price) investment discipline that combines elements of both.  We want to invest in companies that are growing sales and earnings at a robust pace, but we do not want to “pay” too much for the shares of these companies.

Shown below are relevant valuation and growth statistics for the Fund as compared to the S&P 500.  The first four measures are valuation measures (see definitions below if you are unfamiliar with what these mean).  For these four valuation measures, a lower number represents a ‘less expensive’ stock, all else being equal.  The fifth measure is the dividend yield, where a higher number is favorable.  The last four rows pertain to growth – for earnings per share (future and historical), sales and cash flow.  For these four measures, a higher number is favorable.

American Trust Allegiance Fund

A quick glance at the numbers below shows that, across the first four valuation measures, the Fund is invested in securities that are less expensive than the S&P 500.  As to growth, the historical earnings growth measure is less than the S&P 500, but the other three growth numbers are higher than the S&P 500 metrics.  We leave it to you to judge the magnitude of these differences and their potential, but we believe that the positioning of the American Trust Allegiance Fund puts it in a relatively advantageous position.

Selected Valuation & Growth Measures at 12/31/16

	Allegiance Fund	S&P 500
Price/NTM Earnings	15.42	19.53
Price/Book	2.35	2.73
Price/Sales	1.29	2.04
Price/Cash Flow	4.25	11.17
Dividend Yield %	1.73	2.14
Long-Term Earnings Growth %	10.26	9.36
Historical Earnings Growth %	1.53	4.57
Sales Growth %	0.90	0.62
Cash-Flow Growth %	15.74	0.34

Source: American Trust Investment Advisors, FactSet, Morningstar

NTM P/E ratio – Next Twelve Months price-to-earnings ratio is a commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

Price/Book – The price-to-book ratio is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share; a lower Price/Book could mean the company is undervalued.

Price/Sales – The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period; a low price/sales ratio could mean undervaluation.

Price/Cash Flow – The price-to-cash flow ratio is a ratio used to compare a company’s market value to its cash flow. It is calculated by dividing the company’s market cap by the company’s operating cash flow in the most recent fiscal year (or the most recent four fiscal quarters); or, equivalently, divide the per-share stock price by the per-share operating cash flow; a low single digit ratio may indicate the stock is undervalued.

Dividend Yield % – Dividend Yield percentage is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and calculated by dividing the annualized dollar value of the current quarterly dividends paid per share of stock held by the dollar value of

American Trust Allegiance Fund

one share of stock. Dividend yield is a way to measure how much cash flow you are getting for each dollar invested in an equity position.

Long-Term Earnings Growth % – Earnings are what’s left of a firm’s revenues after it pays all of its expenses, costs, and taxes. Projected earnings growth is an estimate of a company’s expected long-term growth in earnings; companies whose earnings grow faster than those of their industry peers usually see better price performance for their stocks. Earnings growth is not a measure of fund performance.

Historical Earnings Growth % – The historical earnings growth rate for a stock is a measure of how the stock’s earnings per share (EPS) have grown over the last five years. The historical earnings growth rate can tell investors how quickly a company’s profits are growing. A company may increase its earnings per share by increasing its sales, decreasing its costs, or reducing the number of shares outstanding in the marketplace.

Sales Growth % – Sales growth shows the rate of increase in a company’s sales per share, based on up to four periodic time periods. It is considered the best gauge of how rapidly a company’s core business is growing and how quickly a company is increasing its revenues.

Cash-Flow Growth % – Cash-flow tells you how much cash a business is generating its earnings before depreciation, amortization, and noncash charges. Sometimes called cash earnings, it’s considered a gauge of liquidity and solvency. Cash-flow growth shows the rate of increase in a company’s cash flow per share, based on up to four time periods.

Portfolio Managers’ Q & A Session

A discussion with Paul Collins and Carey Callaghan, co-portfolio managers of the American Trust Allegiance Fund.

Q:  With the Allegiance Fund celebrating its 20th anniversary on March 11, 2017, what lessons have you learned about fund management and investing in general over the years?

A: (Paul) – The Fund has sought growth opportunities since its inception.  In the first three years of the Fund’s life, we were meaningfully overweight in the technology sector and the sector did well.  As a result of the tech bubble, the sector experienced a corresponding downside.  The lesson was one of humility, but it also taught us the importance of prudent diversification despite the strong or weak performance of any one sector of stocks.

One of the takeaways was stressing the importance of buying high quality companies, with sound management teams, and good long-term growth prospects.  We also learned the importance of conviction.  But you can’t have conviction without having a set of beliefs.  Our core investment beliefs are: a long-term, global perspective; insightful, in-depth research; value as a performance driver; and the importance of independent thinking.  These beliefs inform our investment process.

Q:  What is your investment process?

A: (Paul) – As a socially responsible fund, screening out companies that don’t meet our industry screens – specifically those significantly involved in alcohol,

American Trust Allegiance Fund

tobacco, gaming, pharmaceuticals, biotechnology and medical devices – is of course a part of what we do.  From an investment standpoint, it is a reflexive process between the bottom up (starting with individual stocks) and the top down (starting with macro-economic data such as inflation, economic growth and employment trends).

A: (Carey) – From a bottom up perspective, we use fundamental analysis when researching potential investment candidates.  Sources of research include our own stock screening work plus meetings with corporate officers, financial and industry publications, annual reports, regulatory filings, corporate rating services, and third-party research.

When we do this work, we focus on three factors when thinking about specific stocks: (1) a compelling valuation, especially relative to the growth prospects and the company’s risk factors; (2) quality management; and (3) the existence of a catalyst to drive the stock price higher.  The last of these is part science and part art.  We look for companies where we believe the market may have ‘got it wrong.’  This might mean the market is not, in our opinion, fully appreciating growth potential, or is perhaps misunderstanding risk or the quality of the business.

Q:  What are some of the top down opportunities, and how do you identify them?

A: (Paul) – Each year in January the Fund advisor, American Trust Investment Advisors, hosts an online investment seminar where we identify 10 things that we believe are reshaping the investment landscape.  This process creates a good discipline – causing us to focus intently on factors that are changing.  This year, for instance, we discussed the impact that the Trump Administration will have on changes to both corporate and personal taxes, the rise of nationalism/populism across the globe, OPEC’s oil production cut and the reemergence of the U.S. shale industry, the future relationship between the U.S. and Mexico, the continued growth of smart cars/trucks and possible impact for automotive suppliers, the future of 5G technology for both wireless and IT infrastructure companies, and a few others.

A: (Carey) – According to Advertising Age, 2016 marked the first time that U.S. adults spent over 12 hours per day watching media across a variety of platforms, from TVs to smart phones to tablets.  We view 5G technology as a catalyst for future growth by allowing applications to operate in real time at 100 times current wireless speeds.  The Fund’s investments in Cisco Systems Inc., a leading router and IT infrastructure company, and American Tower Corp., an owner, operator and developer of wireless and broadcast communications real estate, puts the Fund in a strong position to potentially benefit from 5G technology.

American Trust Allegiance Fund

Q:  How have the markets reacted to the new Trump Administration? And what impact will his policies have on investments?

A: (Paul) – Defensive-oriented stocks have had a strong run over the past two years but we believe this trend is over.  Rising interest rates, broadly expected under the new President’s policies, will only support the trend away from defensive stocks such as REITs, utilities, healthcare, and telecoms.  If this does indeed continue, we believe the Fund is well positioned to take advantage of this shift in market leadership toward cyclicals.

A: (Carey) – While the new White House focus on infrastructure, lower corporate taxes and more sensible regulation should favor the Fund’s holdings, countervailing risks from proposed border adjustment taxes and rising levels of global tension concerns remain.  Stock selection is particularly important in this environment, and we are devoting significant time in analyzing existing and prospective new stocks across four key dimensions important to proposed U.S. corporate tax legislation: effective U.S. tax rates and geographic exposure, leverage, capital intensity, and foreign cash repatriation opportunities.

Q:  What were some of the changes that you made to the Fund during the year?

A: (Carey) – In addition to adding Devon Energy Corp. and ConocoPhillips and prior to the OPEC production cut announced in November 2016, we established a position in YPF S.A., an Argentinian oil producer.  We moved out of Hanesbrands and into Under Armour, Inc. after a selloff in the shares of the latter.  We also sold our position in Verint Systems Inc., which turned out to be a disappointment, and swapped into Check Point Software Technologies Ltd., a leader in IT security.

Q:  Although the Fund is currently mostly domestic, it also invests internationally.  What is your view of the U.S. versus international investing?

A: (Paul) – We believe it is important to invest internationally to diversify our portfolio, but also to capitalize on growth opportunities as emerging areas of the world catch up with the developed nations.  In the current environment however, there are significant risks associated with the slowing Chinese economy, especially relating to its growing corporate debt bubble which is estimated at 70% of total Chinese debt.  Accordingly, we are investing less in China than we have in prior years but continue to look for opportunities overseas and are looking to places like Singapore and Dubai as beneficiaries of capital flight from China.

American Trust Allegiance Fund

A: (Carey) – In an effort to partially mitigate risk, our investment strategy has centered on investing in companies with a meaningful presence in higher growth economies such as those of many emerging market countries.  In 2016, we invested in BAE Systems plc, a British defense contractor, in anticipation of higher U.S., U.K., and NATO defense spending.  During the last year, we also invested in Kimberly-Clark de Mexico SAB de CV and Embraer S.A. – the Brazilian aircraft manufacturer.

Q:  What is your investment outlook?

A: (Paul) – The appreciation in stock prices since the November election has been strong and with a rising stock market, stock values have become more expensive (as of early April 2017), but in our opinion, stocks appear to be more attractive than other alternatives. Accordingly, we believe that investors will continue to focus on stock market investing to provide both growth and income potential for their portfolios, and will be aided by the Trump Administration’s goal for 3–4% growth through tax and regulatory reform as well as expected growth internationally.

A: (Carey) – At the current market P/E (price-to-earnings ratio), it is our opinion that we are dependent on decent earnings growth to propel the market upward.  While the still relatively strong dollar is a headwind for some companies, we expect that others will benefit from continued lower oil prices, changes in the tax code, technological innovation, new product introductions, and new ways of doing business with less government regulation.  We remain constructive on the outlook for stocks, and are keenly focused on finding relative opportunity through stock selection – including in overseas markets that have not enjoyed the same performance as the U.S. market.

We invite you to please contact us if you have questions about the investments in the Fund, or if you would like to simply discuss our outlook (800 788-7285).

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-

American Trust Allegiance Fund

capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

Investments in Real Estate Investment Trusts (REITs) will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks. An investment cannot be made directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; the price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2017

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	20.90%	7.77%	5.54%
S&P 500® Index	24.98%	14.01%	7.62%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2017 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 – 2/28/17).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/16	2/28/17	9/1/16 – 2/28/17*
Actual	$1,000.00	$1,102.30	$7.56
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2017

Shares	COMMON STOCKS: 92.39%	Value

	Administrative Support and Services: 2.99%
16,720	PayPal Holdings, Inc.*	$702,240

	Air Transportation: 4.78%
19,450	Southwest Airlines Co.	1,124,210

	Animal Production and Aquaculture: 1.09%
34,170	JBS SA - ADR	256,617

	Apparel Manufacturing: 3.92%
26,050	Under Armour, Inc. - Class C*	483,488
8,330	VF Corp.	436,908
		920,396

	Broadcasting (except Internet): 5.72%
4,670	CBS Corp. - Class B	307,846
19,860	Comcast Corp. - Class A	743,161
2,665	Walt Disney Co.	293,390
		1,344,397

	Computer and Electronic
	Product Manufacturing: 11.36%
8,465	Apple, Inc.	1,159,620
28,800	Cisco Systems, Inc.	984,384
13,730	Infineon Technologies AG - ADR	244,257
2,390	IPG Photonics Corp.*	282,737
		2,670,998

	Couriers and Messengers: 2.78%
3,385	FedEx Corp.	653,237

	Credit Intermediation and
	Related Activities: 1.28%
2,370	PNC Financial Services Group, Inc.	301,535

	Electrical Equipment, Appliance,
	and Component: 2.23%
2,940	Whirlpool Corp.	525,055

	Food and Beverage Stores: 1.97%
15,120	Whole Foods Market, Inc.	463,730

	Insurance Carriers and
	Related Activities: 4.33%
5,930	Berkshire Hathaway, Inc. - Class B*	1,016,521

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

Shares		Value

	Machinery Manufacturing: 6.49%
17,330	Applied Materials, Inc.	$627,693
7,580	Lam Research Corp.	898,533
		1,526,226

	Nonstore Retailers: 2.44%
16,900	eBay, Inc.*	572,910

	Oil and Gas Extraction: 1.69%
9,170	Devon Energy Corp.	397,611

	Paper Manufacturing: 5.23%
31,200	Graphic Packaging Holding Co.	416,520
41,120	Kimberly-Clark de Mexico SAB de CV - ADR	387,350
9,150	Sealed Air Corp.	425,292
		1,229,162

	Plastics and Rubber
	Products Manufacturing: 4.57%
30,645	Goodyear Tire & Rubber Co.	1,074,107

	Professional, Scientific, and
	Technical Services: 2.04%
21,870	Sabre Corp.	479,172

	Publishing Industries (except Internet): 5.31%
7,400	Check Point Software Technologies Ltd.*#	731,934
8,070	Microsoft Corp.	516,319
		1,248,253

	Real Estate: 3.07%
20,266	CBRE Group, Inc. - Class A*	721,875

	Rental and Leasing Services: 2.03%
10,520	AerCap Holdings NV*#	476,556

	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities: 2.54%
13,360	Oaktree Capital Group, LLC - Class A*	597,192

	Support Activities for Mining: 5.81%
8,910	ConocoPhillips	423,849
5,230	Schlumberger Ltd.#	420,283
25,130	YPF SA - ADR	521,447
		1,365,579

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2017, Continued

Shares		Value

	Transportation Equipment
	Manufacturing: 8.72%
24,500	BAE Systems PLC - ADR	$769,790
36,700	Embraer SA - ADR*	847,403
3,860	WABCO Holdings, Inc.*	433,401
		2,050,594
	TOTAL COMMON STOCKS (Cost $17,532,750)	21,718,173

	REITS: 3.82%
	Real Estate: 3.82%
3,880	American Tower Corp.	445,385
1,210	AvalonBay Communities, Inc.	222,374
1,650	Boston Properties, Inc.	229,400
		897,159
	TOTAL REITS (Cost $718,280)	897,159

	SHORT-TERM INVESTMENTS: 3.95%
928,592	Fidelity Investments Money Market
	Government Portfolio - Class I, 0.45%†	928,592
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $928,592)	928,592
	Total Investments in Securities
	(Cost $19,179,622): 100.16%	23,543,924
	Liabilities in Excess of Other Assets: (0.16)%	(36,424)
	Net Assets: 100.00%	$23,507,500

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of February 28, 2017.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2017

ASSETS
Investments in securities, at value (cost $19,179,622)	$23,543,924
Cash	3,180
Receivables:
Dividends and interest	13,239
Dividend tax reclaim	3,854
Prepaid expenses	10,600
Total assets	23,574,797

LIABILITIES
Payables:
Due to advisor	9,959
Administration fees	5,784
Audit fees	19,500
Transfer agent fees and expenses	8,030
Fund accounting fees	4,524
Legal fees	3,630
Custody fees	558
Shareholder reporting	12,757
Chief Compliance Officer fee	1,500
Accrued other expenses	1,055
Total liabilities	67,297

NET ASSETS	$23,507,500
Net asset value, offering and redemption
price per share [$23,507,500/ 902,342 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$26.05

COMPONENTS OF NET ASSETS
Paid-in capital	$19,314,254
Accumulated net investment loss	(12,527)
Accumulated net realized loss on investments	(158,529)
Net unrealized appreciation on investments	4,364,302
Net assets	$23,507,500

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2017

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $4,027)	$282,563
Interest	1,821
Total income	284,384
Expenses
Advisory fees (Note 4)	205,244
Transfer agent fees and expenses (Note 4)	46,120
Administration fees (Note 4)	43,209
Fund accounting fees (Note 4)	26,607
Audit fees	19,500
Registration fees	18,170
Legal fees	12,764
Trustee fees	10,034
Reports to shareholders	9,546
Chief Compliance Officer fee (Note 4)	9,000
Custody fees (Note 4)	4,590
Miscellaneous expense	3,463
Insurance expense	1,937
Total expenses	410,184
Less: advisory fee waiver (Note 4)	(96,917)
Net expenses	313,267
Net investment loss	(28,883)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,056,249
Net change in unrealized
appreciation on investments	3,130,932
Net realized and unrealized
gain on investments	4,187,181
Net increase in net assets
resulting from operations	$4,158,298

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2017	February 29, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(28,883)	$(19,965)
Net realized gain on investments	1,056,249	347,013
Net change in unrealized
appreciation on investments	3,130,932	(4,064,844)
Net increase/(decrease) in net
assets resulting from operations	4,158,298	(3,737,796)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(363,856)
From net realized gain on investments	(466,614)	(1,541,122)
Total distributions	(466,614)	(1,904,978)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	(798,368)	1,010,862
Total increase/(decrease)
in net assets	2,893,316	(4,631,912)
NET ASSETS
Beginning of year	20,614,184	25,246,096
End of year	$23,507,500	$20,614,184
Includes accumulated net
investment loss of	$(12,527)	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2017		February 29, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	91,845	$2,169,682	65,696	$1,637,480
Shares issued in
reinvestment of
distributions	15,419	376,231	62,511	1,490,889
Shares redeemed	(141,342)	(3,344,281)	(83,403)	(2,117,507)
Net increase/
(decrease)	(34,078)	$(798,368)	44,804	$1,010,862

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/17	2/29/16	2/28/15	2/28/14	2/28/13
Net asset value,
beginning of year	$22.01	$28.31	$26.85	$23.26	$21.55
Income from
investment operations:
Net investment
income/(loss)	(0.03)	0.01	0.01	0.04	0.02
Net realized and
unrealized gain/(loss)
on investments	4.59	(4.12)	2.46	4.49	1.71
Total from
investment operations	4.56	(4.11)	2.47	4.53	1.73
Less distributions:
From net
investment income	—	(0.42)	(0.03)	(0.07)	(0.02)
From net realized
gain on investments	(0.52)	(1.77)	(0.98)	(0.87)	—
Total distributions	(0.52)	(2.19)	(1.01)	(0.94)	(0.02)
Net asset value, end of year	$26.05	$22.01	$28.31	$26.85	$23.26
Total return	20.90%	-15.13%	9.62%	19.64%	8.04%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$23,508	$20,614	$25,246	$22,856	$19,679
Ratio of expenses to
average net assets:
Before fee waiver	1.90%	1.85%	1.79%	1.88%	1.94%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.58)%	(0.48)%	(0.32)%	(0.29)%	(0.40)%
After fee waiver	(0.13)%	(0.08)%	0.02%	0.14%	0.09%
Portfolio turnover rate	46.83%	40.60%	50.95%	48.03%	50.66%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017

NOTE 1 –	ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014 – 2016, or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 28, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-in
$16,356	$(8,402)	$(7,954)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for additional disclosure.

NOTE 3 –	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$702,240	$—	$—	$702,240
Agriculture, Forestry,
Fishing, and Hunting	256,617	—	—	256,617
Finance and Insurance	1,915,248	—	—	1,915,248
Information	2,592,650	—	—	2,592,650
Manufacturing	9,996,538	—	—	9,996,538
Mining	1,763,190	—	—	1,763,190
Professional, Scientific,
and Technical Services	1,052,082	—	—	1,052,082
Real Estate, Rental,
and Leasing	1,198,431	—	—	1,198,431
Retail Trade	463,730	—	—	463,730
Transportation and
Warehousing	1,777,447	—	—	1,777,447
Total Common Stocks	21,718,173	—	—	21,718,173
REITS	897,159	—	—	897,159
Short-Term Investments	928,592	—	—	928,592
Total Investments
in Securities	$23,543,924	$—	$—	$23,543,924

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at February 28, 2017, the end of the reporting period. The Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 28, 2017.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2017, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2017, the Fund incurred $205,244 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2017, the Advisor reduced its fees in the amount of $96,917; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $273,821 at February 28, 2017.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2018	$82,532
2019	94,372
2020	96,917
$273,821

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund;

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended February 28, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$43,209
Fund Accounting	26,607
Transfer Agency (a)	24,215
Chief Compliance Officer	9,000
Custody	4,590

(a)	Does not include out-of-pocket expenses

At February 28, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$5,784
Fund Accounting	4,524
Transfer Agency (a)	4,045
Chief Compliance Officer	1,500
Custody	558

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 –	PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,846,953 and $11,467,671, respectively.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

NOTE 6 –	LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2017, the Fund did not draw upon the line of credit.

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the year ended February 28, 2017 and the year ended February 29, 2016 was as follows:

	February 28, 2017	February 29, 2016
Ordinary income	$—	$382,405
Long-term capital gains	466,614	1,522,573

As of February 28, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$19,198,127
Gross tax unrealized appreciation	4,780,196
Gross tax unrealized depreciation	(434,399)
Net tax unrealized appreciation (a)	4,345,797
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(152,551)
Total accumulated earnings/(losses)	$4,193,246

(a)	The difference between the book-basis and tax-basis net unrealized appreciation is attributed primarily to wash sales and partnership income.

At February 28, 2017, the Fund deferred, on a tax basis, post-October losses of $152,551.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

NOTE 8 –	PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.  In addition, investments made in foreign currencies may be subject to the risk of currency devaluation or exchange rate risk.

•
Emerging Markets Risk.  Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments.  Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2017, Continued

NOTE 9 –	SUBSEQUENT EVENT – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.	Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.	Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 1, 2017

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2017 (Unaudited)

For the year ended February 28, 2017, the American Trust Allegiance Fund designated $466,614 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended February 28, 2017, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2017 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the American Trust Allegiance Fund was 0.00%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the American Trust Allegiance Fund was 0.57%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,
(age 70)		term;	Alpha Gamma	1	Trustee,
615 E. Michigan Street		since	Delta Housing		Advisors
Milwaukee, WI 53202		March	Corporation		Series Trust
		2014.	(collegiate		(for series not
			housing		affiliated with
			management)		the Fund);
			(2012 to present);		Independent
			Trustee and		Trustee from
			Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired;	1	Trustee,
(age 82)		term;	formerly		Advisors
615 E. Michigan Street		since	President,		Series
Milwaukee, WI 53202		May 2002.	Hotchkis and		Trust (for
			Wiley Funds		series not
			(mutual funds)		affiliated
			(1985 to 1993).		with the
Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

George T. Wofford	Trustee	Indefinite	Retired;	1	Trustee,
(age 77)		term;	formerly		Advisors
615 E. Michigan Street		since	Senior Vice		Series Trust
Milwaukee, WI 53202		February	President,		(for series not
		1997.	Federal Home		affiliated with
			Loan Bank of		the Fund).
San Francisco.

Raymond B. Woolson	Trustee	Indefinite	President,	1	Trustee,
(age 58)		term*;	Apogee Group,		Advisors
615 E. Michigan Street		since	Inc. (financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2016.	(1998 to present).		affiliated with
the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President,	1	Trustee,
(age 69)	Trustee	term;	CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services LLC		(for series not
		2008.	(May 1991		affiliated with
			to present);		the Fund);
			Manager, U.S.		Director, U.S.
			Bancorp Fund		Bancorp Fund
			Services, LLC		Services, Ltd.
			(1998 to present).		and U.S.
Bancorp Fund
Services,
Limited, 2013
to present;
Director,
Quintillion
Limited, 2013
to present.

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 69)	and	term;	Services, LLC (May 1991 to present);
615 E. Michigan Street	Chief	since	Manager, U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Executive	September	LLC (1998 to present).
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term;	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 55)	and	term;	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 59)	President,	term;	Fund Services, LLC and Vice President,
615 E. Michigan Street	Chief	since	U.S. Bank N.A. (February 2008
Milwaukee, WI 53202	Compliance	September	to present).
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 51)		term;	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(May 2006 to present).
Milwaukee, WI 53202		September
2015.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
(age 30)	Secretary	term;	Fund Services, LLC (July 2013 to
615 E. Michigan Street		since	present); Proxy Voting Coordinator and
Milwaukee, WI 53202		September	Class Action Administrator, Artisan
		2015.	Partners Limited Partnership
(September 2012 to July 2013); Legal
Internship, Artisan Partners Limited
Partnership (February 2012 to
September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of February 28, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) for another annual term, for the American Trust Allegiance Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016 on both an absolute basis, and in comparison to its peer funds utilizing Lipper

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and Morningstar classifications and an appropriate securities benchmark.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was significantly below its peer group median for the one-year, three-year and five-year periods and below the peer group median for the ten-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly below its peer group median for the one-year, three-year and five-year periods and below its peer group media for the ten-year period.

The Board recognized that the Fund’s investments are subject to socially-responsible investment criteria as set forth in its prospectus that are generally stricter than that employed by many of its competitors and that shareholders investing in the Fund accept and desire a fund employing such criteria, even if it may impact performance to a greater extent than other socially responsible funds.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as all expense waivers and reimbursements.  The Board noted that the Advisor did not manage any other accounts with a similar strategy.  The Board did consider the fees charged by the Advisor to its separate account clients who invest the equity portion of their separately managed accounts in the Fund and considered the Advisor’s description of the services it provides to separate account holders for that separate account fee.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were each above the peer group median and average, and that the Fund’s total expense ratio and contractual advisory fee were also above the peer

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average and also below the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  As a result, the Trustees noted that the Fund’s expenses and net advisory fee were not unreasonable when compared to its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.  The Board also took into account the Advisor’s significant marketing efforts to increase Fund assets.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional separate account management fees from certain separately managed accounts that are also invested in the Fund.  The Board considered that the overall amount of this additional separate account fee was minimal and that the fee was for different services than those provided by the Advisor to the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars,” although the Advisor does receive research from a broker that is available to any client with an account at such broker.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/17	FYE 2/29/16
Audit Fees	$16,100	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/17	FYE 2/29/16
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/17	FYE 2/29/16
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  5/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  5/4/17

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  5/4/17

* Print the name and title of each signing officer under his or her signature.